Exhibit 99.2

SECOND AMENDED AND RESTATED BY-LAWS

OF

GREIF, INC.

-ii-

SECOND AMENDED AND RESTATED BY-LAWS

OF

GREIF, INC.

ARTICLE I

Meetings of Stockholders

Section 1. Annual Meetings. The annual meeting of stockholders shall be held on the fourth Monday of February, if not a legal holiday (or, if a legal holiday, then on the next secular day following), at 10:00 a.m., or at such other time and on such other date during the first six months of each fiscal year as may be fixed by the Board of Directors and stated in the notice of the meeting, for the election of Directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting.

Section 2. Special Meetings. Special meetings of the stockholders shall be called upon the written request of the Chairman of the Board of Directors, the Chief Executive Officer, the Directors by action at a meeting, a majority of the Directors acting without a meeting, or of the holders of shares entitling them to exercise fifty percent (50%) of the voting power of the Corporation entitled to vote thereat. Calls for such meetings shall specify the purposes thereof. No business other than that specified in the call shall be considered at any special meeting.

Section 3. Notices of Meetings. Unless waived, written notice of each annual or special meeting stating the time, place, and the purposes thereof shall be given by personal delivery or by mail to each stockholder of record entitled to vote at or entitled to notice of the meeting, not more than sixty (60) days nor less than ten (10) days before any such meeting. If mailed, such notice shall be directed to the stockholder at such stockholder’s address as the same appears upon the records of the Corporation. Any stockholder, either before or after any meeting, may waive any notice required to be given by law or under these By-Laws.

Section 4. Place of Meetings. Meetings of stockholders shall be held in Delaware County, Ohio, at the principal office of the Corporation in that County unless the Board of Directors determines that a meeting shall be held at some other place within or without the State of Delaware and causes the notice thereof to so state.

Section 5. Quorum. The holders of shares entitling them to exercise a majority of the voting power of the Corporation entitled to vote at any meeting, present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at such meeting; provided, however, that no action required by law or by the Certificate of Incorporation or these By-Laws to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class may be authorized or taken by a lesser proportion. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time, until a quorum shall be present.

Section 6. Record Date. The Board of Directors may fix a record date for any lawful purpose, including without limiting the generality of the foregoing, the determination of stockholders entitled to (i) receive notice of or to vote at any meeting, (ii) receive payment of any dividend or other distribution or allotment of any rights, (iii) receive or exercise rights of purchase or of subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall be not more than sixty (60) days nor less than ten (10) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be. If a record date shall not be fixed, the record date for the determination of stockholders who are entitled to notice of, or who are entitled to vote at, a meeting of stockholders, shall be the close of business on the date next preceding the day on which notice is given, or the close of business on the date next preceding the day on which the meeting is held, as the case may be.

Section 7. Proxies. A person who is entitled to attend a stockholders’ meeting, to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his or her other rights, by proxy or proxies appointed by a writing signed by such person.

Section 8. Notice of Business. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders or presented for inclusion in the Proxy Statement of the Corporation must be received by the Corporation for inclusion in the Proxy Statement and form of proxy on or prior to 120 days before the date of the Proxy Statement that was issued for the preceding fiscal year. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 8, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 8. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. For these purposes, business includes a proposal to nominate and elect Directors other than those proposed by management in its proxy materials. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 8. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 9. Vote Required. At all the meetings for the election of Directors at which a quorum is present, the candidates receiving the greatest number of votes shall be elected. Any other matter submitted to the stockholders at a meeting at which a quorum is present shall be decided by the vote of the holders of the majority of the stock having voting power, represented in person or by proxy, unless the matter is one upon which a different vote is required by express provision of the statutes, the certificate of incorporation or the bylaws, in which case such express provision shall govern and control the decision of such matter.

Section 10. Voting Rights. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

ARTICLE II

Directors

Section 1. Number of Directors. Until changed in accordance with the provisions of Article IX, below, the number of Directors of the Corporation shall be nine (9).

Section 2. Election of Directors. Directors shall be elected at the annual meeting of stockholders, but when the annual meeting is not held or Directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any stockholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting. At each meeting of stockholders for the election of Directors, the persons receiving the greatest number of votes shall be Directors.

Section 3. Term of Office. Each Director shall hold office until the annual meeting next succeeding his or her election and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office or death.

Section 4. Removal. All the Directors or any individual Director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the stock entitled to vote in the election of directors. In case of any such removal, a new Director may be elected at the same meeting for the unexpired term of each Director removed.

Section 5. Vacancies. Vacancies in the Board of Directors may be filled by a majority vote of the remaining Directors until an election to fill such vacancies is had. Stockholders entitled to elect Directors shall have the right to fill any vacancy on the Board (whether the same has been temporarily filled by the remaining Directors or not) at any meeting of the stockholders called for that purpose, and any Directors elected at any such meeting of stockholders shall serve until the next annual election of Directors and until their successors are elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

Section 6. Quorum and Transaction of Business. A majority of the whole authorized number of Directors shall constitute a quorum for the transaction of business, except that a majority of the Directors in office shall constitute a quorum for filling a vacancy on the Board. Meetings of the Directors may include participation by Directors through any conference telephone or similar communications equipment if all Directors participating can hear each other and such participation in a meeting shall constitute presence at such meeting. Whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. The act of not less than a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places, within or without the State of Delaware, as the Board of Directors may, from time to time determine or as shall be specified or fixed in the notice of the meeting, but no further notice of such regular meeting need be given.

Section 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or any two members of the Board of Directors, and shall be held at such times and places, within or without the State of Delaware, as may be specified in such call.

Section 9. Notice of Meetings. Notice of the time and place of each special meeting shall be given to each Director by the Secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the Director receiving it may have reasonable opportunity to participate in the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if mailed at least 7 days prior to the meeting and directed to the residence or business address of each Director as shown upon the Secretary’s records and, in the event of a meeting to be held through the use of communications equipment, if the notice sets forth the telephone number at which each Director may be reached for purposes of participation in the meeting as shown upon the Secretary’s records and states that the Secretary must be notified if a Director desires to be reached at a different telephone number. The giving of notice shall be deemed to have been waived by any Director who shall participate in such meeting and may be waived, in a writing, by any Director either before or after such meeting.

Section 10. Compensation. The Directors who are not employees of the Corporation shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the Board, and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the Board or other function, in the Board’s discretion. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the Executive Committee or of any other standing or special committee may by resolution of the Board be allowed such compensation for their services as the Board may deem reasonable, and additional compensation may be allowed to Directors for special services rendered.

ARTICLE III

Committees

Section 1. Executive Committee. The Board of Directors may from time to time, by resolution passed by a majority of the entire Board, create an Executive Committee consisting of one or more Directors, the members of which shall be elected by the Board of Directors to serve during the pleasure of the Board. Provided, however, that the Chairman of the Board shall be a member of the Executive Committee. If the Board of Directors does not designate a chairman of the Executive Committee, the Executive Committee shall elect a chairman from its own number. Except as otherwise provided herein and in the resolution creating an Executive Committee, such committee shall, during the intervals between the meetings of the Board of Directors possess and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be fixed to all papers which may require it, but no such committee shall have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the by-laws of the Corporation. Unless otherwise specifically provided in the resolution of the Board of Directors or the Certificate of Incorporation, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Executive Committee shall keep full records and accounts of its proceedings and transactions. All action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board of Directors, provided that no rights of third persons shall be prejudicially affected thereby.

Section 2. Nominating and Corporate Governance Committee. The Board of Directors may from time to time, by resolution passed by a majority of the entire Board, create a Nominating and Corporate Governance Committee consisting of one or more Directors, the members of which shall be elected by the Board of Directors to serve during the pleasure of the Board, provided that a majority of the members of the Nominating and Corporate Governance Committee shall be Directors who are neither officers nor employees of the Corporation or any subsidiary of the Corporation. If the Board of Directors does not designate a chairman of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee shall elect a chairman from its own number. Subject to the provisions this section and of Article I, Section 8 of these by-laws, the Nominating and Corporate Governance Committee shall have such authority as may be delegated to it from time to time by the Board, in its discretion.

Section 3. Meetings of Executive and Nominating and Corporate Governance Committees. Subject to the provisions of these By-Laws, the Executive Committee and Nominating and Corporate Governance Committee shall fix their own rules of procedure, respectively, and shall meet as provided by such rules or by resolutions of the Board of Directors, and each such committee shall also meet at the call of the Chairman, the President, the chairman of such committee or any two members of such committee. Unless otherwise provided by such rules or by such resolutions, the provisions of Section 8 of Article II relating to the notice required to be given of meetings of the Board of Directors shall also apply to meetings of the Executive Committee and Nominating and Corporate Governance Committee. A majority of the Executive Committee or Nominating and Corporate Governance Committee, as applicable, shall be necessary to constitute a quorum at a meeting of such committee. Each such committee may act in a writing, or by telephone with written confirmation, without a meeting, but no such action of such committee shall be effective unless concurred in by all members of the committee.

Section 4. Other Committees. The Board of Directors may by resolution provide for such other standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as shall be delegated to it by the Board of Directors.

ARTICLE IV

Officers

Section 1. Number and Titles. The officers of the Company shall be a chairman of the board, if needed, a vice-chairman, if needed, a Chief Executive Officer, a Chief Financial Officer, one or more vice presidents, if needed, a secretary, one or more assistant secretaries, if needed, a treasurer, and one or more assistant treasurers, if needed. The board shall have the discretion to determine from time to time whether or not either or both of a chairman and vice-chairman of the board are needed, the number of vice presidents, if any, the Company shall have, whether or not assistant secretaries and assistant treasurers are needed, and, if so, the number of assistant secretaries and assistant treasurers the Company shall have. If there is more than one vice president, the board may, in its discretion, establish designations for the vice presidencies so as to distinguish among them as to their functions or their order, or both. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Company’s articles of incorporation, or these regulations to be executed, acknowledged, or verified by two or more officers.

Section 2. Election, Terms of Office, Qualifications, and Compensation. The officers shall be elected by the board of directors. Each shall be elected for an indeterminate term and shall hold office during the pleasure of the board of directors. The board of directors may hold annual elections of officers; in that event, each such officer shall hold office until his or her successor is elected and qualified unless he earlier is removed by the board of directors. The chairman of the board, if one is elected, shall be a director, but no other officer need be a director. The other qualifications of all officers shall be such as the board of directors may establish from time to time. The board of directors shall have the authority to fix the compensation, if any, of each officer.

Section 3. Additional Officers, Agents, Etc. In addition to the officers mentioned in Article IV, Section 1, the Company may have such other officers, agents, and committees as the board of directors may deem necessary and may appoint, each of whom or each member of which shall hold office for such period, have such authority, and perform such duties as may be provided in these by-laws or as may be determined by the board from time to time. The board of directors may delegate to any officer or committee the power to appoint any subordinate officer, agents, or committees. In the absence of any officer, or for any other reason the board of directors may deem sufficient, the board of directors may delegate, for the time being, the powers and duties, or any of them, of such officer to any other officer, or to any director.

Section 4. Removal. Any officer may be removed, either with or without cause, at any time, by the board of directors at any meeting, the notices (or waivers of notices) of which shall have specified that such removal action was to be considered. Any officer appointed by an officer or committee to which the board shall have delegated the power of appointment may be removed, either with or without cause, by the committee or superior officer (including successors) who made the appointment, or by any committee or officer upon whom such power of removal may be conferred by the board of directors.

Section 5. Resignations. Any officer may resign at any time by giving written notice to the board of directors, the chairman, the president, or the secretary. Any such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, shall be filled in the manner prescribed for regular appointments or elections to such office.

Section 7. Powers, Authority, and Duties of Officers. Officers of the Company shall have the powers and authority conferred and the duties prescribed by law, in addition to those specified or provided for in these regulations and, in the case of the Chairman or Chief Executive Officer, such other powers, authority, and duties as may be determined by the board of directors from time to time, and in the case of all other officers, such other powers, authority, and duties as may be determined by the Chief Executive Officer from time to time.

ARTICLE V

Indemnification and Insurance

Section 1. Indemnification in Non-Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, , including service with respect to employee benefit plans, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2. Indemnification in Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of his or her duties to the Corporation, unless, and only to the extent that the Court of Chancery, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

Section 3. Indemnification as Matter of Right. To the extent that a director, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article VI, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2, as the case may be, of this Article VI. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors of the Corporation who were not parties to such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a quorum of disinterested Directors so directs, by independent legal counsel in written opinion, or (c) by the stockholders.

Section 5. Advance Payment of Expenses. Expenses incurred in defending any civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount, if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

Section 6. Nonexclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 7. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or of Section 145 of the Delaware Corporation Law.

Section 8. Meaning of Certain Terms. For purposes of this Article VI, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VI, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.

Section 9. Continuation of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VI

Certificates for Shares; Uncertificated Shares

Section 1. Form and Execution. Except as provided in Section 2 hereof, certificates for shares, certifying the number of fully paid shares owned, shall be issued to each stockholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer; provided however, that if such certificates are countersigned by a transfer agent or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers, who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the Corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

Section 2. Uncertificated Shares. The Board of Directors, subject to the immediately succeeding paragraph, may provide by resolution that some or all of any or all classes and series of shares of the Corporation shall be uncertificated shares, provided that the resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation and the resolution shall not apply to a certificated security issued in exchange for an uncertificated security. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner of the shares a written notice containing the information required to be set forth or stated on share certificates in accordance with all applicable laws. Except as expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Notwithstanding the foregoing provisions of this Section 2, a stockholder of record shall at all times have the right to receive one or more certificates for some or all of the shares held of record by such stockholder in accordance with Section 1 hereof by making a written request therefor to the Corporation or any transfer agent for the applicable class of shares, accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness of such request; provided, however, that stockholders holding shares of the Corporation under one or more of the Corporation’s benefit plans for officers, directors and/or employees shall have no such right to have certificates issued unless such a right is provided for under the applicable benefit plan or otherwise ordered by the Board of Directors or a committee thereof.

Section 3. Registration of Transfer. Any certificate for shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent thereof (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement. Any uncertificated shares of the Corporation shall be transferable in person or by attorney upon written request in form and substance acceptable to the Corporation or any transfer agent for the applicable class of shares, accompanied by a duly endorsed stock power and/or such other assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness thereof.

Section 4. Lost, Destroyed or Stolen Certificates. Subject to the provisions of Section 2 hereof, a new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (i) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of that fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (ii) the furnishing to the Corporation of indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.

Section 5. Registered Stockholders. A person in whose name shares are of record on the books of the Corporation, whether such shares are evidenced by a certificate or are uncertificated, shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VII

Fiscal Year

The fiscal year of the Corporation shall end on such date as may be fixed from time to time by the Board of Directors.

ARTICLE VIII

Seal

The Board of Directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the Board of Directors, duplicate seals may be provided and kept for the purposes of the Corporation.

ARTICLE IX

Amendments

These By-Laws may be amended, or new by-laws may be adopted, by the Board of Directors; provided, that any by-law, other than an initial by-law, which divides the Directors into classes having staggered terms shall be adopted at any meeting of stockholders called for such purpose by the affirmative vote of, or without a meeting by the written consent of, the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.